Exhibit 99.2

Supplemental Operating and Financial Data June 30, 2017 (Unaudited) Oxford Villa Wichita, KS

Table of Contents Page 2 Execution of Growth Strategy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Portfolio Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Real Estate Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7-11 Portfolio Metrics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Portfolio Diversification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13-16 Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 Enterprise Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 Debt Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 Financial Data Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20-21 Income Statement Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 Funds from Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24-25 Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26-28 Forward-Looking Statements & Non-GAAP . . . . . . . . . . . . . . . . . . . . . 29 Thrive at Prince Creek Murrells Inlet, SC

Leadership Page 3 Wendy Simpson Chairman Boyd Hendrickson Lead Independent Director James Pieczynski Nominating & Corporate Governance Committee Chairman Devra Shapiro Audit Committee Chairman Timothy Triche, MD Compensation Committee Chairman Board of Directors Wendy Simpson Chairman, Chief Executive Officer and President Pam Kessler Executive Vice President, CFO and Secretary Clint Malin Executive Vice President and Chief Investment Officer Cece Chikhale Senior Vice President, Controller and Treasurer Peter Lyew Vice President and Director of Taxes Doug Korey Senior Vice President of Business Development

Analyst Coverage Page 44 Any opinions, estimates, or forecasts regarding LTC’s performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management. BMO Capital Markets Corp John Kim Canaccord Genuity . Paul Morgan Cantor Fitzgerald . Joseph France D.A. Davidson ... ... .. Doug Christopher J.J. B. Hilliard, W.L. Lyons, Inc John Roberts JMP Securities, LLC . Peter Martin KeyBanc Capital Markets, Inc . Jordan Sadler Mitsubishi – MUFG Karin Ford Mizuho Securities USA Inc .. Rich Anderson RBC Capital Markets Corporation .... Mike Carroll Stifel, Nicolaus & Company, Inc . Chad Vanacore Wells Fargo Securities, LLC .. Todd Stender Harbour of Monroeville Monroeville, PA

Execution of Growth Strategy Page 55 $1.3 Billion in Total Investments Underwritten Millions Oxford Grand $9 $68 $44 $12 $112 $39 $94 $109 $245 $185 $25 $414 $142 $54 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2010 2011 2012 2013 2014 2015 2016 2017 YTD Development/Expansions/Renovations Total Investment

Page 6 Gross Real Property $1.4B Loans Receivable $0.2B Portfolio Overview (dollar amounts in thousands) Oxford Grand Wichita, KS Includes contractual rental income and interest income from mortgage loans and excludes rental income from properties sold and interest income from loans that paid off during the twelve months ended June 30, 2017. Includes three development projects consisting of two memory care communities with a total of 132 units and a skilled nursing center with 143 beds. Includes one behavioral health care hospital and three parcels of land. 85.9% 14.1% Type of Property Gross Investments Skilled Nursing 97 $ 802,361 50.9% $ 68,313 $ 26,045 57.6% Assisted Living 103 742,518 47.1% 68,790 - 42.0% Under Development (2) - 21,878 1.4% - - - Other (3) 1 10,216 0.6% 648 - 0.4% Total 201 $ 1,576,973 100.0% $ 137,751 $ 26,045 100.0% Trailing Twelve Months Ended June 30, 2017 # of Properties % of Investments Rental Income (1) Interest Income (1) % of Revenues

Real Estate Activities – Acquisitions and Loan Originations

(dollar amounts in thousands)

Acquisitions

	Date	# of Properties	Property Type	# Beds/Units	Location	Operator	Date of Construction	Initial Cash Yield	Purchase Price	Additional Commitment [1]
2016	2/1	1	SNF	126 beds	Mansfield, TX	Fundamental	2015	8.50%	$ 16,000	$ -
	4/21	1	MC	60 units	Louisville, KY	Clarity Pointe	2016	8.00%	14,250	-
	4/29	2	MC	120 units	Wichita & Overland Park, KS	Anthem Memory Care	2011/2013	8.00%	25,000	750
	6/14	1	ALF/MC	70 units	Athens, GA	Thrive Senior Living	2016	8.00%	14,300	-
	9/30	1	UDP[2][3]	143 beds	Union, KY	Carespring	2016-2018	8.50%	5,300	19,025
	10/28	1	UDP[2]	66 units	Oak Lawn, IL	Anthem Memory Care	2016-2018	9.00%	1,591	12,878
		7		316 units/269 beds					$ 76,441	$ 32,653
2017	6/16	2	ALF/MC/ILF	180 units	Clovis, CA	Frontier	2014/2016	7.00%	$ 38,813	$ -
	6/23	1	MC	60 units	West Chester, OH	Thrive Senior Living	2017	- [4]	15,650	-
		3		240 units					$ 54,463	$ -

(1) Commitments may include capital improvement or development allowances for approved projects but excludes incentive payments and contingent payments. For a comprehensive list of our commitments, see our Quarterly Report on Form 10-Q.
(2) See page 9 for development activities.
(3) Represents purchase of land and initial improvements.
(4) Concurrently with this acquisition, we entered into agreements to transition two memory care communities in our portfolio to Thrive conditioned solely upon issuance of licensure. Effective upon issuance of licensure, the GAAP rent under an amended and restated master lease with Thrive will be $6,272. If licensure for the two communities is not issued to Thrive, the initial cash yield pertaining to the West Chester property will be approximately 6.8%.

Loan Originations

	Date	# of Properties	Property Type	# Beds/ Units	Location	Loan Type	Maturity Date	Operator	Origination	Total Funded to Date	2017 YTD Revenue [1]	Stated Interest Rate
2016	4/29	2	SNF	216 beds	East Lansing, MI	Mortgage	Apr-20	Prestige Healthcare	$ 12,250 [2]	$ 8,517	$ 385	9.4%
	8/31	2	SNF	146 beds	Albany & Florence, OR	Mezzanine	Sep-21	Regency Pacific	1,400 [3]	1,200	91	15.0%
	12/22	64	SNF	7,786 beds	Various states	Mezzanine	Nov-21	Genesis	12,500 [4]	12,500	748	LIBOR +11.75%
		68		8,148 beds					$ 26,150	$ 22,217	$ 1,224	

(1) Represents year-to-date GAAP interest income.
(2) Represents the origination of a 4-year first mortgage loan for $12,250, funding $7,750 at closing with the remaining commitment of $4,500 available for approved capital improvement projects. Additionally, we committed $8,000 to be funded upon the properties achieving certain predetermined coverage thresholds.
(3) Represents a mezzanine loan secured by a second mortgage on two skilled nursing centers in Oregon.
(4) Represents a mezzanine loan on a portfolio of 64 skilled nursing centers located in eight states.

Page 7

Real Estate Activities – Joint Ventures (dollar amounts in thousands) Page 8 Currently, 6% is paid in cash and 9% is deferred. Interest during construction was accrued. Currently, 10% is paid in cash and 5% is deferred. During this quarter, we funded $2,747 and withheld $653 which will be applied to interest. Currently, 10% is paid in cash and 5% is deferred. Joint Ventures Canterfield Ocala Ocala, FL Canterfield Ocala Ocala, FL # of Projects Property Type 2Q17 Funding 2015 Peoria & Yuma, AZ 4 ALF/MC/ILF 15.00% (1) 585 units 25,650 $ 73 $ 22,900 $ 2,750 $ 2015 Ocala, FL 1 UDP-ALF/IL/MC 15.00% (2) 99 units 2,900 - 2,900 - 2016 Fort Myers, FL 1 UDP-ALF/MC 15.00% (3) 127 units 3,400 3,400 3,400 - 811 units 31,950 $ 3,473 $ 29,200 $ 2,750 $ Total Funded to Date Remaining Commitment Commitment Year Location Return Investment Commitment # Beds/ Units

Real Estate Activities – De Novo Development (dollar amounts in thousands) Page 9 Includes purchase of land and initial improvement funding, if applicable, and development commitment. Remaining Commitment is calculated as follows: “Investment Commitment” less “Total Project Basis” plus “Total Capitalized Interest/Other.” We issued a default notice on the master lease covering these two properties under development along with 9 additional operational memory care communities. We are currently in negotiations with the operator and are exploring our options which may include transitioning some or all of the properties to another operator and/or a possible sale of some or all of the properties. Harvester Place Burr Ridge, IL Rendering: Boonespring of Boone County Union, KY # of Projects Property Type # Beds/ Units 1Q18 2015 Glenview, IL 1 MC 9.00% (3) 66 units 15,814 $ 2,161 $ 405 $ 10,073 $ 6,146 $ 1Q18 2016 Oak Lawn, IL 1 MC 9.00% (3) 66 units 14,469 990 78 3,799 10,748 4Q18 2016 Union, KY 1 SNF 8.50% 143 beds 24,325 1,455 207 8,006 16,526 Total 3 8.78% 132 units/143 beds 54,608 $ 4,606 $ 690 $ 21,878 $ 33,420 $ Remaining Commitment (2) Total Project Basis to Date Total Capitalized Interest/Other Estimated Rent/Interest Inception Date Commitment Year Location Investment Commitment (1) 2Q17 Funding Approximate Initial Cash Yield

Real Estate Activities – Expansions & Renovations

(dollar amounts in thousands)

Owned

Estimated Rent/Interest Inception Date	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Initial Cash Yield	Investment Commitment	2Q17 Funding	Total Funded to Date	Remaining Commitment
- (1)	2015	Renovation	Las Vegas, NV	1	OTH	8.50%	$ 3,000	$ -	$ -	$ 3,000
- (2)	2016	Renovation	Chesapeake, VA	1	SNF	9.00%	1,682	655	1,682	-
			Total	2			$ 4,682	$ 655	$ 1,682	$ 3,000

Mortgage Loans

Estimated Rent/Interest Inception Date	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Initial Cash Yield	Investment Commitment	2Q17 Funding	Total Funded to Date	Remaining Commitment
- (3)	2015	Expansion	Richmond, MI	1	SNF	9.41%	$ 10,000	$ 2,312	$ 9,168	$ 832
- (3)	2015	Expansion	Rochester Hills, MI	1	SNF	9.41%	10,000	194	929	9,071
- (4)	2015	Renovation	Farmington & Howell, MI	2	SNF	9.41%	5,000	334	1,360	3,640
- (4)	2016	Expansion	Grand Blanc, MI	1	SNF	9.41%	5,500	205	943	4,557
- (4)	2016	Renovation	East Lansing, MI	2	SNF	9.41%	4,500	400	767	3,733
			Total	7			$ 35,000	$ 3,445	$ 13,167	$ 21,833

(1) Rent increases at each six month anniversary on amounts funded during that period.
(2) Rent increases upon each funding.
(3) Commitments are part of the total loan commitment secured by 15 properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each funding.
(4) Interest payment increases upon each funding.



Medilodge of Richmond
Richmond, MI

Page 10

Real Estate Activities – Lease-Up

(dollar amounts in thousands)

Lease-Up

Date Opened [1]	Occupancy at 6/30/17	Development Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Initial Cash Yield	# Beds/Units	Total Investment [2]
Sep-15	62%	N/A	Acquisition [3]	Jacksonville, FL	1	MC	8.00%	60 units	$ 14,250
Feb-16	42%	2014	Development [4]	Burr Ridge, IL	1	MC	9.30%	66 units	12,248
Apr-16	75%	N/A	Acquisition [3]	Louisville, KY	1	MC	8.00%	60 units	14,250
May-16	54%	2015	Development	Corpus Christi, TX	1	MC	8.75%	56 units	12,524
May-16	77%	N/A	Acquisition [3]	Athens, GA	1	ALF/MC	8.00%	70 units	14,300
Jul-16	25%	2015	Development [4]	Tinley Park, IL	1	MC	9.25%	66 units	11,887
Aug-16	42%	2015	Development [4]	Murrieta, CA	1	MC	9.00%	66 units	12,606
Sep-16	58%	2015	Development	Murrells Inlet, SC	1	ALF/MC	8.75%	89 units	16,535
Nov-16	33%	2015	Development	Wichita, KS	1	ILF	7.43%	108 units	14,500
Jun-17	18%	2017	Acquisition [3]	West Chester, OH	1	MC	- [5]	60 units	15,886
					10			701 units	$ 138,986

(1) Represents date of Certificate of Occupancy.
(2) Total Investment for acquisitions include closing costs.
(3) Property was newly constructed and purchased following issuance of final certificate of occupancy and licensure.
(4) We issued a default notice on a master lease covering 11 memory care communities, which includes these communities. We are currently in negotiations with the operator and are exploring our options which may include transitioning some or all of the properties to another operator and/or a possible sale of some or all of the properties.
(5) Concurrently with this acquisition, we entered into agreements to transition two memory care communities in our portfolio to Thrive conditioned solely upon issuance of licensure. Effective upon issuance of licensure, the GAAP rent under an amended and restated master lease with Thrive will be $6,272. If licensure for the two communities is not issued to Thrive, the initial cash yield pertaining to the West Chester property will be approximately 6.8%.

Lease-Up History

Property	Location	Property Type	Project Type	# Beds/Units	Date Opened	Date Stabilized	# of months to Stabilization
Hillside Heights Rehabilitation Suites	Amarillo, TX	SNF	Redevelopment	120 beds	Jul 2013	Aug 2013	1
Highline Place	Littleton, CO	MC	Development	60 units	Jul 2013	Sep 2013	2
The Oxford Grand	Wichita, KS	ALF/MC	Development	77 units	Oct 2013	Sep 2014	11
Willowbrook Place	Littleton, CO	MC	Development	60 units	Aug 2014	Dec 2015	16
Mustang Creek Estates	Frisco, TX	ALF/MC	Development	80 units	Oct 2014	Dec 2015	14
Chelsea Place	Aurora, CO	MC	Development	48 units	Dec 2014	Mar 2016	15
Pavilion at Glacier Valley	Slinger, WI	SNF	Redevelopment	106 beds	Feb 2014	Feb 2016	24
Coldspring Transitional Care Center	Cold Spring, KY	SNF	Development	143 beds	Nov 2014	Jun 2016	19
Greenridge Place	Westminster, CO	MC	Development	60 units	Feb 2015	Feb 2017	24

Page 11

Portfolio Metrics Page 12 Same Property Portfolio Statistics (1) Stabilized Property Portfolio TTM Ended March 31, 2017 Information is for the trailing twelve months through March 31, 2017 and December 31, 2016 and is from property level operator financial statements which are unaudited and have not been independently verified by LTC. 30% 16% 54% Medicaid Medicare Private Pay Total Portfolio Payor Source 46% 25% 29% Medicaid Medicare Private Pay SNF Portfolio Payor Source Owned Properties 1Q17 4Q16 1Q17 4Q16 1Q17 4Q16 Assisted Living 84.8% 85.2% 1.46 1.47 1.24 1.25 Skilled Nursing 78.3% 79.0% 2.03 2.04 1.50 1.51 Occupancy Normalized EBITDAR Coverage Normalized EBITDARM Coverage

Page 13 Skilled Nursing (97) Assisted Living (103) Other * (1) Under Development (3) Land (3) CA WA ME NV WY MI IL AR LA WV ND NY OR AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO KY 5 25 1 1 2 3 5 1 2 4 2 3 2 5 6 16 5 3 7 12 4 8 7 4 3 13 7 4 1 1 1 20 3 1 2 3 9 1 1 1 1 201 Properties 3 Development Projects 3 Land Parcels 28 States 29 Operators Portfolio Diversification – Geography (as of June 30, 2017) * Behavioral health care hospital 2

Page 14 Approximately 69% of our properties are in the Top 100 MSAs Gross Portfolio by MSA (1) Portfolio Diversification – Geography (as of June 30, 2017, dollar amounts in thousands) The MSA rank by population as of July 1, 2016, as estimated by the United States Census Bureau. Due to master leases with properties in multiple states, revenue by state is not available. Includes one behavioral health care hospital and three parcels of land. 47.8% 20.7% 19.2% 8.4% 3.9% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% MSAs 1-31 MSAs 32-100 MSAs > 100 Cities in Micro-SA Cities not in MSA or Micro-SA Population 20.2M – 2.1M MSAs 1 - 31 Population 2.1M – 0.6M MSAs 32 - 100 Population 0.5M – 55K MSAs > 100 Population 216K – 13K Cities in a Micro-SA Population less than 100K Cities not in MSA State (1) # of Props SNF % ALF % UDP % % % Texas 41 218,475 $ 27.2% 50,692 $ 6.8% - $ - - $ - 269,167 $ 17.1% Michigan 20 221,469 27.6% - - - - 943 9.2% 222,412 14.1% Wisconsin 10 13,946 1.7% 112,367 15.1% - - - - 126,313 8.0% Ohio 14 54,000 6.7% 61,236 8.2% - - - - 115,236 7.3% Colorado 16 8,044 1.0% 106,879 14.4% - - - - 114,923 7.3% California 7 22,130 2.8% 79,761 10.7% - - - - 101,891 6.5% Florida 12 35,362 4.4% 39,247 5.3% - - - - 74,609 4.7% Kansas 11 14,112 1.8% 57,577 7.8% - - - - 71,689 4.5% Illinois 3 - - 55,001 7.4% 13,872 63.4% - - 68,873 4.4% New Jersey 4 - - 62,064 8.4% - - - - 62,064 3.9% All Others 63 214,823 26.8% 117,694 15.9% 8,006 36.6% 9,273 90.8% 349,796 22.2% Total 201 802,361 $ 100.0% 742,518 $ 100.0% 21,878 $ 100.0% 10,216 $ 100.0% 1,576,973 $ 100.0% Gross Investment OTH (2)

Portfolio Diversification – Operators

(as of June 30, 2017, dollar amounts in thousands)

Operators	# of Properties	Annual Income [(1)]	%	Gross Investment	%
Prestige Healthcare	22	$ 27,154	16.2%	$ 234,601	14.9%
Senior Lifestyle Corporation	23	18,970	11.3%	189,025	12.0%
Brookdale Senior Living	37	16,034	9.6%	126,991	8.0%
Senior Care Centers	11	15,756	9.4%	138,109	8.8%
Preferred Care	26	11,278	6.7%	86,998	5.5%
Anthem Memory Care [(2)]	9	10,016	6.0%	117,807	7.5%
Genesis Healthcare	8	8,434	5.0%	54,864	3.5%
Fundamental	7	8,306	5.0%	74,652	4.7%
Carespring Health Care Management	3	7,635	4.6%	85,552	5.4%
Traditions Senior Management	5	7,056	4.2%	62,877	4.0%
All Others	50	36,737	22.0%	405,497	25.7%
	201	$ 167,376	100.0%	$ 1,576,973	100.0%

(1) Includes annualized GAAP rent for leased properties and trailing twelve months of interest income from mortgage loans excluding the interest income from loans that paid off during the twelve months ended June 30, 2017.

(2) During the quarter ended June 30, 2017, we issued a default notice on Anthem's master lease. We are currently negotiating the transition of two of the operational properties to another operator in our portfolio and wrote off $1,880 of straight-line rent and other receivables related to these two properties. Regarding the remaining properties, we are currently in negotiations with the operator and are exploring our options which may include transitioning some or all of the properties to another operator and/or a possible sale of some or all of the properties. Subsequent to June 30, 2017, the rents paid by this operator will be recorded on a cash basis. Annual GAAP rent under the master lease is approximately $11,721 and at June 30, 2017, the net book value of the properties was $111,532. We had $8,608 in straight-line rent receivable and $6,577 in other assets on the balance sheet at June 30, 2017.

Annual Income by Operator



All Others
22.0%
Prestige
Healthcare
16.2%
Senior Lifestyle
11.3%
Brookdale
9.6%
Senior
Care
9.4%
Preferred Care
6.7%
Anthem
6.0%
Genesis
5.0%
Fundamental
5.0%
Carespring
4.6%
Traditions Sr Mgmt
4.2%

Page 15

Privately Held NYSE: GEN Privately Held Privately Held Privately Held Exclusively MC SNF/ALF Senior Living SNF/MC Hospitals & Other Rehab SNF/ALF/ILF Transitional Care SNF/ALF/ILF 10 Properties More than 450 Properties 93 Properties 11 Properties 34 Properties 4 States 30 States 10 States 2 States 6 States Portfolio Diversification - Top Ten Operator Profiles (as of June 30, 2017) Page 16 Privately Held Privately Held NYSE: BKD Privately Held Privately Held SNF/ALF/ILF Other Rehab ALF/ILF/MC/SNF Short Term Stays ALF/ILF/MC Continuing Care SNF/ALF/ILF/MC Transitional Care & Rehab SNF/ALF/ILF Specialty Care 68 Properties 175 Properties Approx 1,150 Properties 107 Properties 110 Properties 7 States 25 States 46 States 2 States 12 States

Page 17 (As a % of Total Annual Income)(1) Portfolio Maturity (as of June 30, 2017, dollar amounts in thousands) Includes annualized GAAP rent for leased properties and trailing twelve months of interest income from mortgage loans excluding the interest income from loans that paid off during the twelve months ended June 30, 2017. 5.4% 0.9% 8.4% 8.5% 0.7% 1.5% 1.6% 57.4% 0.0% 0.1% 0.5% 0.0% 0.0% 0.0% 0.0% 15.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2018 2019 2020 2021 2022 2023 2024 Thereafter Leases Loans % of Total % of Total Annual Income (1) % of Total 2018 9,101 $ 6.4% - - 9,101 $ 5.4% 2019 1,571 1.1% 126 0.5% 1,697 1.0% 2020 14,058 9.9% 755 2.9% 14,813 8.9% 2021 14,218 10.1% - - 14,218 8.5% 2022 1,175 0.8% - - 1,175 0.7% 2023 2,539 1.8% - - 2,539 1.5% 2024 2,615 1.9% - - 2,615 1.6% 96,054 68.0% 25,164 96.6% 121,218 72.4% Total 141,331 $ 100.0% 26,045 $ 100.0% 167,376 $ 100.0% Year Rental Income (1) Interest Income (1) Thereafter

Carmel Village at Clovis Clovis, CA Enterprise Value (amounts in thousands, except per share amounts and number of shares) Page 18 Capitalization Total Debt Common Stock Subsequent to June 30, 2017, we borrowed an additional $5,000 under our unsecured revolving line of credit. Accordingly, we have $50,000 outstanding under our unsecured revolving line of credit with $550,000 available for borrowing. Represents outstanding balance of $644,133, net of debt issue costs of $1,235. Rate includes amortization of debt issue cost. Subsequent to June 30, 2017, we paid $10,000 in regular scheduled principal payments to Prudential. Accordingly, we have $587,898 outstanding with $46,667 available under our agreement with Prudential. Closing price of our common stock as reported by the NYSE on June 30, 2017. See page 21 for reconciliation of annualized normalized EBITDA. 76.0% 24.0% Capitalization Bank borrowings - weighted average rate 2.7% (1) 45,000 $ Senior unsecured notes -weighted average rate 4.5% (2) 597,898 Total debt - weighted average rate 4.4% 642,898 24.0% 6/30/17 No. of shares Common stock 39,563,998 51.39 $ (3) 2,033,194 76.0% 2,676,092 $ 100% Less: Cash and cash equivalents (9,299) 2,666,793 $ Debt to Enterprise Value 24.1% Debt to Annualized Normalized EBITDA (4) 4.2x Enterprise Value At June 30, 2017 Debt Equity Closing Price Total Market Value

Debt Maturity (as of June 30, 2017, dollar amounts in thousands) Page 19 Debt Structure Total commitment under our unsecured revolving line of credit is $600,000 which matures in October 2018, with a one-year extension option. Subsequent to June 30, 2017, we borrowed an additional $5,000 under our unsecured revolving line of credit. Accordingly, we have $50,000 outstanding under our unsecured revolving line of credit with $550,000 available for borrowing. Reflects scheduled principal payments. Subsequent to June 30, 2017, we paid $10,000 in regular scheduled principal payments to Prudential. Accordingly, we have $587,898 outstanding with $46,667 available under our agreement with Prudential. Excludes debt issue costs which are included in the senior unsecured notes balance shown on page 18. $0 $45,000 $0 $0 $0 $0 $0 $27,000 $38,167 $33,666 $40,160 $47,160 $48,160 $364,820 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2017 2018 2019 2020 2021 2022 Thereafter Unsecured Line Senior Unsecured Notes $ - $ 27,000 $ 27,000 4.2% 45,000 38,167 83,167 12.9% - 33,666 33,666 5.2% - 40,160 40,160 6.2% - 47,160 47,160 7.3% - 48,160 48,160 7.5% - 364,820 364,820 56.7% $ 45,000 $ 599,133 $ 644,133 (3) 100.0% 2022 Thereafter Total 2017 2018 2019 2020 2021 Year Unsecured Line of Credit (1) Senior Unsecured Notes (2) Total % of Total 7.0% 93.0% Senior Unsecured Notes Unsecured Line of Credit

Financial Data Summary (dollar amounts in thousands) Page 20 Represents outstanding balance of gross bank borrowings and senior unsecured notes, net of debt issue costs. Balance Sheet, Leverage Ratios and Coverage Ratios 12/31/16 12/31/15 12/31/14 Balance Sheet Gross real estate assets $1,576,973 $1,533,679 $1,418,405 $1,117,167 Net real estate assets 1,285,254 1,255,503 1,164,950 892,179 Gross asset value 1,732,443 1,673,238 1,528,879 1,189,758 Total debt (1) 642,898 609,391 571,872 280,584 Total liabilities 683,391 654,848 616,222 304,649 Preferred stock - - - 38,500 Total equity 757,167 740,048 659,202 660,121 Leverage Ratios Debt to gross asset value 37.1% 36.4% 37.4% 23.6% Debt to total enterprise value 24.1% 24.9% 26.2% 15.4% 12/31/16 12/31/15 12/31/14 Coverage Ratios Debt to normalized EBITDA 4.2x 4.2x 4.7x 2.6x Normalized EBITDA / interest incurred 5.3x 5.2x 6.7x 7.3x Normalized EBITDA / fixed charges 5.3x 5.2x 5.9x 6.0x 6/30/17 For the Year Ended 2Q17 Annualized

Financial Data Summary

(dollar amounts in thousands)

Reconciliation of Annualized Normalized EBITDA and Fixed Charges

	2Q17 Annualized[1]	For the Year Ended 12/31/16	12/31/15	12/31/14
Net income	$ 91,986	$ 85,115	$ 73,081	$ 73,399
Less: Gain on sale of real estate, net	(5,054)	(3,582)	(586)	(4,959)
Add: Impairment charges	1,880 [2]	766 [3]	2,250 [4]	-
Add: Interest expense	28,604	26,442	17,497	13,128
Add: Depreciation and amortization	37,232	35,932	29,431	25,529
Adjusted EBITDA	154,648	144,673	121,673	107,097
Add back/(deduct):				
Non-recurring one-time items	-	-	937	-
Normalized EBITDA	$ 154,648	$ 144,673	$ 122,610	$ 107,097
Interest expense:	$ 28,604	$ 26,442	$ 17,497	$ 13,128
Add: Capitalized interest	804	1,408	827	1,506
Interest incurred	$ 29,408	$ 27,850	$ 18,324	$ 14,634
Interest incurred	$ 29,408	$ 27,850	$ 18,324	$ 14,634
Preferred stock dividend	-	-	2,454	3,273
Fixed Charges	$ 29,408	$ 27,850	$ 20,778	$ 17,907

(1) Gain on sale of real assets and Impairment charges were not annualized.

(2) Impairment charge related to the write off of straight-line rent and other receivables related to two memory care communities as a result of our current negotiations to transition these properties to another operator in our portfolio.

(3) Impairment charge related to an asset held for sale at December 31, 2016.

(4) Impairment charge related to an asset sold in 2015.

Non-Cash Revenue Components

	2Q17	3Q17[1]	4Q17[1]	1Q18[1]	2Q18[1]
Straight-line rent	$ 2,440	$ 2,270	$ 2,452	$ 1,549	$ 1,371
Amort of lease inducement	(584)	(566)	(564)	(564)	(564)
Effective Interest	1,401	1,395	1,397	1,391	1,393
Net	$ 3,257	$ 3,099	$ 3,285	$ 2,376	$ 2,200

(1) For leases and loans in place at June 30, 2017, assuming no renewals, modification or replacement, and no new investments are added to our portfolio and excludes straight-line rent under the Anthem master lease which is in default.

Page 21

Income Statement Data (amounts in thousands, except per share amounts) Page 22 2017 2016 2017 2016 Revenues Rental income 35,265 $ 33,072 $ 70,300 $ 64,952 $ Interest income from mortgage loans 6,625 6,811 13,373 13,389 Interest and other income 578 113 1,417 259 Total revenues 42,468 39,996 85,090 78,600 Expenses Interest expense 7,151 6,750 14,622 12,750 Depreciation and amortization 9,308 8,907 18,667 17,468 Impairment charges 1,880 - 1,880 - (Recovery) provision for doubtful accounts (5) 118 (43) 202 Transaction costs - 4 22 94 General and administrative expenses 4,386 4,117 9,126 8,400 Total expenses 22,720 19,896 44,274 38,914 Operating Income 19,748 20,100 40,816 39,686 Income from unconsolidated joint ventures 575 278 1,020 550 Gain on sale of real estate, net 5,054 1,802 5,054 1,802 Net Income 25,377 22,180 46,890 42,038 Income allocated to participating securities (104) (105) (201) (206) Net income available to common stockholders 25,273 $ 22,075 $ 46,689 $ 41,832 $ Earnings per common share: Basic $0.64 $0.58 $1.19 $1.11 Diluted $0.64 $0.58 $1.18 $1.11 Weighted average shares used to calculate earnings per common share: Basic 39,414 37,969 39,390 37,707 Diluted 39,794 38,164 39,769 37,720 Dividends declared and paid per common share $0.57 $0.54 $1.14 $1.08 (unaudited) (unaudited) Three Months Ended Six Months Ended June 30, June 30,

Consolidated Balance Sheets

(amounts in thousands, except per share amounts)

	June 30, 2017 (unaudited)	December 31, 2016 (audited)
ASSETS		
Investments:		
Land	$ 122,851	$ 116,096
Buildings and improvements	1,229,290	1,185,467
Accumulated depreciation and amortization	(288,442)	(275,861)
Operating real estate property, net	1,063,699	1,025,702
Properties held-for-sale, net of accumulated depreciation:		
2017 - $1,058; 2016 - $0	1,170	-
Real property investments, net	1,064,869	1,025,702
Mortgage loans receivable, net of loan loss		
reserve: 2017 - $2,219; 2016 - $2,315	220,385	229,801
Real estate investments, net	1,285,254	1,255,503
Notes receivable, net of loan loss reserve:		
2017 -$166; 2016 - $166	16,402	16,427
Investments in unconsolidated joint ventures	29,702	25,221
Investments, net	1,331,358	1,297,151
Other assets:		
Cash and cash equivalents	9,299	7,991
Debt issue costs related to bank borrowings	1,349	1,847
Interest receivable	12,255	9,683
Straight-line rent receivable, net of allowance for		
doubtful accounts: 2017 - $1,013; 2016 - $960	59,287	55,276
Prepaid expenses and other assets	27,010	22,948
Total assets	$ 1,440,558	$ 1,394,896

	June 30, 2017 (unaudited)	December 31, 2016 (audited)
LIABILITIES		
Bank borrowings	$ 45,000	$ 107,100
Senior unsecured notes, net of debt issue		
costs: 2017 - $1,235; 2016 - $1,009	597,898	502,291
Total Debt	642,898	609,391
Accrued interest	4,543	4,675
Accrued incentives and earn-outs	12,140	12,229
Accrued expenses and other liabilities	23,810	28,553
Total liabilities	683,391	654,848
EQUITY		
Stockholders' equity:		
Common stock [1]	396	392
Capital in excess of par value	854,340	839,005
Cumulative net income	1,060,333	1,013,443
Cumulative distributions	(1,157,902)	(1,112,792)
Total equity	757,167	740,048
Total liabilities and equity	$ 1,440,558	$ 1,394,896

(1) Common stock of $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2017 – 39,564; 2016 – 39,221

Page 23

Funds from Operations (unaudited, amounts in thousands, except per share amounts) Page 24 Reconciliation of FFO, AFFO, and FAD 2017 2016 2017 2016 GAAP net income available to common stockholders 25,273 $ 22,075 $ 46,689 $ 41,832 $ Add: Depreciation and amortization 9,308 8,907 18,667 17,468 Add: Impairment charges 1,880 - 1,880 - Less: Gain on sale of real estate, net (5,054) (1,802) (5,054) (1,802) NAREIT FFO attributable to common stockholders 31,407 29,180 62,182 57,498 Less: Non-cash rental income (1,856) (2,160) (4,196) (4,477) Less: Effective interest income from mortgage loans (1,401) (1,293) (2,708) (2,555) Less: Deferred income from unconsolidated joint ventures (47) - (94) - Adjusted FFO (AFFO) 28,103 25,727 55,184 50,466 Add: Non-cash compensation charges 1,425 1,029 2,684 2,019 Add: Non-cash interest related to earn-out liabilities 125 166 351 315 Less: Capitalized interest (201) (256) (371) (942) Funds available for distribution (FAD) 29,452 $ 26,666 $ 57,848 $ 51,858 $ $0.79 $0.77 $1.57 $1.52 Six Months Ended June 30, June 30, Three Months Ended NAREIT Diluted FFO attributable to common stockholders per share

Funds from Operations

(unaudited, amounts in thousands, except per share amounts)

Reconciliation of FFO Per Share

	FFO		AFFO		FAD	
For the three months ended June 30, 2017	2017	2016	2017	2016	2017	2016
Normalized FFO/AFFO/FAD attributable to common stockholders	$ 31,407	$ 29,180	$ 28,103	$ 25,727	$ 29,452	$ 26,666
Effect of dilutive securities:						
Participating securities	104	105	104	105	104	105
Diluted normalized FFO/AFFO/FAD assuming conversion	$ 31,511	$ 29,285	$ 28,207	$ 25,832	$ 29,556	$ 26,771
Shares for basic FFO/AFFO/FAD per share	39,414	37,969	39,414	37,969	39,414	37,969
Effect of dilutive securities:						
Stock options	11	13	11	13	11	13
Performance based stock units (MSU)	207	-	207	-	207	-
Participating securities	162	182	162	182	162	182
Shares for diluted normalized FFO/AFFO/FAD per share	39,794	38,164	39,794	38,164	39,794	38,164

	FFO		AFFO		FAD	
For the six months ended June 30, 2017	2017	2016	2017	2016	2017	2016
Normalized FFO/AFFO/FAD attributable to common stockholders	$ 62,182	$ 57,498	$ 55,184	$ 50,466	$ 57,848	$ 51,858
Effect of dilutive securities:						
Participating securities	201	206	201	206	201	206
Diluted normalized FFO/AFFO/FAD assuming conversion	$ 62,383	$ 57,704	$ 55,385	$ 50,672	$ 58,049	$ 52,064
Shares for basic FFO/AFFO/FAD per share	39,390	37,707	39,390	37,707	39,390	37,707
Effect of dilutive securities:						
Stock options	11	13	11	13	11	13
Performance based stock units (MSU)	207	-	207	-	207	-
Participating securities	161	182	161	182	161	182
Shares for diluted normalized FFO/AFFO/FAD per share	39,769	37,902	39,769	37,902	39,769	37,902

Page 25

Glossary

Adjusted Funds From Operations ("AFFO"): FFO excluding the effects of straight-line rent, amortization of lease inducement, effective interest income and deferred income from unconsolidated joint ventures.

Assisted Living Properties ("ALF"): The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care) Assisted living properties are seniors housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs.

Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year.

EBITDA: Earnings before interest, taxes, depreciation and amortization.

Funds Available for Distribution ("FAD"): AFFO excluding the effects of non-cash compensation charges, capitalized interest and non-cash interest charges.

Funds From Operations ("FFO"): As defined by the National Association of Real Estate Investment Trusts ("NAREIT"), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

GAAP Lease Yield: GAAP rent divided by the sum of the purchase price and transaction costs.

GAAP Rent: Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income.

Gross Asset Value: The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company's consolidated financial statements.

Gross Investment: Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value.

Independent Living Properties ("ILF"): Seniors housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or seniors apartments.

Interest Income: Represents interest income from mortgage loans.

Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at seniors housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time.

Page 26

Glossary (cont.)

Memory Care Properties ("MC"): Seniors housing properties offering specialized options for seniors with Alzheimer's disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents.

Metropolitan Statistical Areas ("MSA"): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population.

Mezzanine: In 2015 the Company strategically decided to allocate a portion of its capital deployment toward mezzanine loans to grow relationships with operating companies that have not typically utilized sale leaseback financing as a component of their capital structure. Mezzanine financing sits between senior debt and common equity in the capital structure, and typically is used to finance development projects or value-add opportunities on existing operational properties. We seek market-based, risk-adjusted rates of return typically between 12-18% with the loan term typically between four to eight years. Security for mezzanine loans can include all or a portion of the following credit enhancements; secured second mortgage, pledge of equity interests and personal/corporate guarantees. Mezzanine loans can be recorded for GAAP purposes as either a loan or joint venture depending upon specifics of the loan terms and related credit enhancements.

Micropolitan Statistical Areas ("Micro-SA"): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 (but less than 50,000) population.

Mortgage Loan: Mortgage financing is provided on properties based on our established investment underwriting criteria and secured by a first mortgage. Subject to underwriting, additional credit enhancements may be required including, but not limited to, personal/corporate guarantees and debt service reserves. When possible, LTC attempts to negotiate a purchase option to acquire the property at a future time and lease the property back to the borrower.

Net Real Estate Assets: Gross real estate investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value ("NBV").

Non-cash Rental Income: Straight-line rental income and amortization of lease inducement.

Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock.

Normalized AFFO: AFFO adjusted for non-recurring, infrequent or unusual items.

Normalized EBITDAR Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator's contractual lease rent. Management fees are imputed at 5% of revenues.

Normalized EBITDARM Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator's contractual lease rent.

Page 27

Glossary (cont.)

Normalized FAD: FAD adjusted for non-recurring, infrequent or unusual items.

Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items.

Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time.

Operator Financial Statements: Property level operator financial statements which are unaudited and have not been independently verified by us.

Payor Source: LTC revenue by operator underlying payor source for the period presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us.

Private Pay: Private pay includes private insurance, HMO, VA, and other payors.

Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale).

Rental Income: Represents GAAP rent net of amortized lease inducement cost.

Same Property Portfolio ("SPP"): Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC's leased property portfolio and the Prestige Healthcare mortgage loan portfolio. Our SPP is comprised of stabilized properties occupied and operated throughout the duration of the quarter-over-quarter comparison periods presented (excluding assets sold and assets held-for-sale). Accordingly, a property must be occupied and stabilized for a minimum of 15 months to be included in our SPP.

Skilled Nursing Properties ("SNF"): Seniors housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient's family, private health insurance, or through the federal Medicare or state Medicaid programs.

Stabilized: Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e.g. 80% for SNFs and 90% for ALFs) and, as applicable, 12 months from the date of acquisition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service.

Under Development Properties ("UDP"): Development projects to construct seniors housing properties.

Page 28

LTC Properties, Inc. Company Founded in 1992, LTC Properties, Inc. ("LTC") is a self-administered real estate investment trust that primarily invests in seniors housing and health care properties through facility lease transactions, mortgage loans, and other investments. Our primary objectives are to create, sustain and enhance stockholder equity value and provide current income for distribution to stockholders through real estate investments in seniors housing and health care properties managed by experienced operators. Our primary seniors housing and health care property types include skilled nursing centers (or SNF), assisted living communities (or ALF), independent living communities (or ILF), memory care communities (or MC), and combinations thereof. To meet these objectives, we attempt to invest in properties that provide opportunity for additional value and current returns to our stockholders and diversify our investment portfolio by geographic location, operator, property type and form of investment. For more information on LTC, visit the Company’s website at www.LTCreit.com. Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including adjusted EBITDA, normalized EBITDA, FFO, normalized FFO, normalized AFFO, normalized FAD, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 21, 24 and 25 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCreit.com. Page 29